                                                             EXHIBIT (8)(d)(iii)

                  AMENDMENT NO. 5 TO PARTICIPATION AGREEMENT

     Pursuant to the Participation Agreement, made and entered into as of the 13th day of April, 1998 by and among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Company, the parties do hereby agree to an amended Schedule A as attached hereto.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to the Participation Agreement to be executed in its name and on its behalf by its duly authorized representative. The Amendment shall take effect on October 2, 2000.


                                     AMERICAN GENERAL LIFE
                                      INSURANCE COMPANY
                                     By its authorized officer,


                                     By:
                                        ------------------------------------
                                     Title:
                                           ---------------------------------


                                     MFS VARIABLE INSURANCE TRUST,
                                     ON BEHALF OF THE PORTFOLIOS
                                     By its authorized officer,


                                     By:
                                        ------------------------------------
                                        James R. Bordewick, Jr.
                                        Assistant Secretary



                                     MASSACHUSETTS FINANCIAL SERVICES
                                     COMPANY
                                     By its authorized officer,


                                     By:
                                        ------------------------------------
                                        Jeffrey L. Shames
                                        Chairman and Chief Executive Officer

                                                           As of October 2, 2000

                                   SCHEDULE A

                       ACCOUNTS, POLICIES AND PORTFOLIOS
                     SUBJECT TO THE PARTICIPATION AGREEMENT

        NAME OF SEPARATE
        ACCOUNT AND DATE                                POLICIES FUNDED                          PORTFOLIOS
ESTABLISHED BY BOARD OF DIRECTORS                     BY SEPARATE ACCOUNT                  APPLICABLE TO POLICIES
---------------------------------                     -------------------                  ----------------------
 American General Life Insurance Company      Platinum Investor I Flexible Premium       MFS Emerging Growth Series
       Separate Account VL-R                         Life Insurance Policy                  MFS Research Series
          (May 1, 1997)                              Policy Form No. 97600            MFS Capital Opportunities Series
                                                                                          MFS New Discovery Series

                                             Platinum Investor II Flexible Premium
                                                     Life Insurance Policy
                                                     Policy Form No. 97610

                                                   Corporate America-Variable
                                                     Life Insurance Policy
                                                     Policy Form No. 99301

                                              Platinum Investor Survivor Variable
                                                     Life Insurance Policy
                                                     Policy Form No. 90787

                                                 Platinum Investor III Flexible
                                                            Premium
                                                     Life Insurance Policy
                                                     Policy Form No. 00600
                                                                                         MFS Emerging Growth Series
                                                      Legacy Plus Variable
                                                     Life Insurance Policy
                                                     Policy Form No. 98615
                                                                                       MFS Growth With Income Series
                                                      The One VUL Solution
                                                 Variable Life Insurance Policy
                                                     Policy Form No. 99615
                                                                                         MFS Emerging Growth Series
                                                         AG Legacy Plus                   MFS New Discovery Series
                                                 Variable Life Insurance Policy
                                                     Policy Form No. 99616
 American General Life Insurance Company                                                 MFS Emerging Growth Series
            Separate Account D                 Platinum Investor Variable Annuity           MFS Research Series
           (November 19, 1973)                       Policy Form No. 98020            MFS Capital Opportunities Series
                                                                                          MFS New Discovery Series